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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements of E*TRADE Group, Inc. on Form S-3 (Nos. 333-94457, 333-90963, 333-91527, 333-90557, 333-89809 and 333-86925) and
on Form S-8 (No. 333-72149) of our report dated February 10, 1999 included in Telebanc Financial Corporation's Form 10-K for the year ended December 31, 1998.




ARTHUR ANDERSEN LLP
Vienna, Virginia
January 27, 2000